Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$10,315,668
Unrealized Gain (Loss) on Market Value of Commodity Futures	(6,798,596)
Dividend Income	164,927
Interest Income	18,761
ETF Transaction Fees	350
Total Income (Loss)	$3,701,110

Expenses
Management Fees	$246,583
Professional Fees	32,744
Brokerage Commissions	20,789
Directors' Fees and insurance	6,545
Total Expenses	$306,661
Net Income (Loss)	$3,394,449

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/22	$364,139,829
Additions (50,000 Shares)	2,857,616
Net Income (Loss)	3,394,449

Net Asset Value End of Month	$370,391,894
Net Asset Value Per Share (6,200,000 Shares)	$59.74

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(2,336,025)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(3,944,703)
Dividend Income	97,199
Interest Income	18,756
ETF Transaction Fees	1,050
Total Income (Loss)	$(6,163,723)

Expenses
Management Fees	$122,860
Professional Fees	33,755
Brokerage Commissions	404
Directors' Fees and insurance	7,306
Total Expenses	$164,325
Net Income (Loss)	$(6,328,048)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/22	$241,463,592
Withdrawals (650,000 Shares)	(16,620,203)
Net Income (Loss)	(6,328,048)

Net Asset Value End of Month	$218,515,341
Net Asset Value Per Share (8,400,000 Shares)	$26.01

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$7,979,643
Unrealized Gain (Loss) on Market Value of Commodity Futures	(10,743,299)
Dividend Income	262,126
Interest Income	37,517
ETF Transaction Fees	1,400
Total Income (Loss)	$(2,462,613)

Expenses
Management Fees	$369,443
Professional Fees	66,499
Brokerage Commissions	21,193
Directors' Fees and insurance	13,851
Total Expenses	$470,986
Net Income (Loss)	$(2,933,599)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/22	$605,603,421
Additions (50,000 Shares)	2,857,616
Withdrawals (650,000 Shares)	(16,620,203)
Net Income (Loss)	(2,933,599)

Net Asset Value End of Month	$588,907,235

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596